UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2009
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800N, Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

(361) 888-8235
(Registrant's telephone number, including area code)

9801 Anderson Mill Road, Suite 230, Austin, Texas 78750, Tel: (512) 828-6980
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

EXPLANATORY NOTE

Uranium Energy Corp (the "Company") is filing this Current Report on Form 8-K/A (Amendment No. 2) (the "Form 8-K/A2") in order to amend its previously filed Current Report on Form 8-K/A (Amendment No. 1), filed with the Securities and Exchange Commission on March 4, 2010.  This Form 8-K/A2 is being filed solely for the purpose of correcting the report (the "Report") of Deloitte & Touche LLP ("Deloitte"), Independent Registered Chartered Accountants, to the directors of Uranium One Investments Inc.  The Report referred to the fact that the audit was conducted in accordance with Canadian generally accepted auditing standards and this has been amended to refer to the Public Company Accounting Oversight Board (the "PCAOB") auditing standards.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

Attached hereto as Schedule "A" please find the financial statements for the operations acquired by Uranium Energy Corp. for the nine months ended September 30, 2009 (unaudited) and the years ended December 31, 2008 and December 31, 2007.

(b)       Pro forma Financial Information.

Attached hereto as Schedule "B" please find the unaudited pro forma consolidated financial statements of Uranium Energy Corp., including the pro forma consolidated balance sheet as at October 31, 2009, the pro forma consolidated statement of operations for the three months ended October 31, 2009, and the pro forma consolidated statement of operations for the year ended July 31, 2009.

(c)       Shell Company Transaction.

Not applicable.

(d)       Exhibits.

Not applicable.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: November 22, 2010.	By: "Amir Adnani" Name: Amir Adnani Title: President, Chief Executive Officer and a director

__________

Schedule "A"

Financial statements for the operations acquired by Uranium Energy Corp.

combined
financial
statements

Combined Financial Statements of the operations to be acquired by Uranium Energy Corp.
for the nine months ended September 30, 2009 (unaudited) and year ended December 31, 2008 and December 31, 2007

CONSOLIDATED FINANCIAL STATEMENTS   1

Report of Independent Registered Chartered Accountants

To the Directors of

Uranium One Investments Inc.

We have audited the combined balance sheets of the operations to be acquired by Uranium Energy Corp. (collectively the "Texas Operations") as at December 31, 2008 and 2007 and the combined statements of operations, comprehensive (loss) income, changes in net investments and cash flows for the years then ended. These financial statements are the responsibility of the Texas Operations' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Texas Operations as at December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the years then ended in accordance with Canadian generally accepted accounting principles.

The Texas Operations is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Texas Operations' internal control over financial reporting. Accordingly, we express no such opinion.

"Deloitte & Touche LLP"

Independent Registered Chartered Accountants
Vancouver, B.C. Canada
February 18, 2010

CONSOLIDATED FINANCIAL STATEMENTS   2

Operations to be acquired by Uranium Energy Corp.
Combined Balance Sheets
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)
		Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	Notes	(unaudited)

ASSETS
Current assets
Cash and cash equivalents		793	-	93,640
Accounts and other receivables	4	28,392	314,158	263,778

		29,185	314,158	357,418

Non-current assets
Mineral interests, plant and equipment	5	6,272,235	24,141,996	92,701,502
Asset retirement funds		1,825,696	1,734,548	1,255,895
Other assets		502,190	472,889	217,495

		8,600,121	26,349,433	94,174,892

Total assets		8,629,306	26,663,591	94,532,310

LIABILITIES
Current liabilities
Bank indebtedness		-	284,460	-
Accounts payable and accrued liabilities	6	134,778	622,307	1,906,436
Other current liabilities		90,354	90,135	-

		225,132	996,902	1,906,436

Non-current liabilities
Asset retirement obligations	7	945,412	888,438	947,551
Future income tax liabilities		48,910	172,118	20,464,978
Other long term liabilities		83,776	-	-

		1,078,098	1,060,556	21,412,529

Net Investments
Uranium One's net investment		7,326,076	24,606,133	71,213,345

		7,326,076	24,606,133	71,213,345

Total net investment and liabilities		8,629,306	26,663,591	94,532,310

The accompanying notes form an integral part of these Combined Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS   3

Operations to be acquired by Uranium Energy Corp.
Combined Statements of Operations, Comprehensive (Loss) / Income and Net Investments
For the nine months ended September 30, 2009 (unaudited) and the years ended December 31, 2008 and December 31, 2007
(in United States dollars)
		Nine months ended	Year ended	Year ended
		Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	Notes	(unaudited)

Exploration expense		(1,962,977)	(1,027,902)	-
Impairment of mineral interests, plant and equipment		(15,779,040)	(85,610,329)	-
Care and maintenance		(1,917,082)	(690,210)	-

Operating loss		(19,659,099)	(87,328,441)	-
Interest and other		8,288	88,467	26,273
Other		(886)	2,207	114

(Loss) / income from continuing operations before income taxes		(19,651,697)	(87,237,767)	26,387
Future income tax recovery		123,207	20,292,859	-

Net (loss) / income and comprehensive (loss) / income		(19,528,490)	(66,944,908)	26,387

		Nine months ended	Year ended	Year ended
		Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
Net Investment		(unaudited)

Balance, beginning of period		24,606,133	71,213,345	3,164,701
Net (loss) / income and comprehensive (loss) / income		(19,528,490)	(66,944,908)	26,387
Business combination adjustment	3	-	-	37,272,805
Net contributions		2,248,433	20,337,696	30,749,452

Balance, end of period		7,326,076	24,606,133	71,213,345

The accompanying notes form an integral part of these Combined Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS   4

Operations to be acquired by Uranium Energy Corp.
Combined Statements of Cash Flows
For the nine months ended September 30, 2009 (unaudited) and the years ended December 31, 2008 and December 31, 2007
(in United States dollars)

		Nine months ended	Year ended	Year ended
		Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	Notes	(unaudited)

Net (loss) / income		(19,528,490)	(66,944,908)	26,387

Items not affecting cash:
- Depreciation and depletion		290,822	54,169	-
- Future income tax recovery		(123,207)	(20,292,859)	-
- Impairment of mineral interests, plant and equipment		15,779,040	85,610,329	-
- Accretion expense		56,973	20,774	-
- Other		100,638	(394,266)	-
Movement in non-cash working capital	8	(201,543)	(1,244,374)	1,409,101

Cash flows (used in) / from operating activities		(3,625,767)	(3,191,135)	1,435,488

Acquisition of mineral interests, plant and equipment		(22,088)	(17,046,006)	(19,780,170)
Asset retirement fund investment		(91,148)	(478,653)	-

Cash flows used in investing activities		(113,236)	(17,524,659)	(19,780,170)

Capital contribution		4,024,256	20,337,694	18,066,246

Cash flows from financing activities		4,024,256	20,337,694	18,066,246

Net increase / (decrease) in cash and cash equivalents from continuing operations		285,253	(378,100)	(278,436)
Cash and cash equivalents at the beginning of the period		(284,460)	93,640	372,076

Cash and cash equivalents at the end of the period		793	(284,460)	93,640

Supplemental cash flow information (note 8)

The accompanying notes form an integral part of these Combined Consolidated Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS   5

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

1     Nature of operations

Uranium Energy Corporation ("UEC") has entered into an agreement (the "Agreement") with URN Resources Inc, a wholly owned subsidiary of Uranium One Inc. ("Uranium One"), dated October 13, 2009. Pursuant to the provisions of the Agreement, UEC has agreed to acquire all of Uranium One's interest in the South Texas Mining Venture, including all historic mining, reclamation and exploration properties. UEC has also agreed to be responsible for all liabilities relating solely to these assets, including environmental, closure and reclamation liabilities.

The financial statements for "Operations to be acquired by Uranium Energy Corp" set out the actual assets, liabilities, revenues, expenses and cash flows of Uranium One's business that are to be acquired by UEC pursuant to the Agreement described above as at and for the period shown. These include the proportionate share of the Hobson facility and the La Palangana project (99%) and various exploration properties.

Operations to be acquired (collectively "Texas operations") by UEC are engaged in the acquisition, exploration and development of properties for the production of uranium in the United States.

The U.S. dollar is the principal currency of measure for the Texas operations. The Texas operations combined financial statements are prepared in United States ("U.S.") dollars and in accordance with Canadian generally accepted accounting principals ("GAAP"). Significant differences in the combined financial statements of net earnings between the U.S. and Canadian GAAP are described in note 9 of these financial statements.

2     Significant accounting policies

2.1   Basis of presentation and principles of consolidation

The significant accounting policies used in these Canadian GAAP combined financial statements, which are consistent with the accounting policies of Uranium One, are as follows:

Mineral interests, plant and equipment

Mineral interests, plant and equipment are recorded at cost less accumulated depreciation and depletion.

Mineral interests, plant and equipment includes capitalized expenditures related to the development of mineral properties and related plant and equipment. Capitalized costs and plant and equipment are depreciated and depleted using either a unit-of-production method, over the estimated economic life of the mine to which they relate, or using the straight-line method over their estimated useful lives.

The costs associated with mineral interests are separately allocated to reserves, resources and exploration potential, and include acquired interests in production, development and exploration stage properties representing the fair value at the time they were acquired.

Costs related to property acquisitions are capitalized until the viability of the mineral property is determined. Resource value and exploration potential for development projects not in commercial production is noted as non-depletable mineral properties. When it is determined that a property is not economically viable the capitalized costs are written down. Exploration expenditures on properties not advanced enough to identify their development potential are charged to operations as incurred.

Mining expenditures incurred either to develop new ore bodies or to develop mine areas in advance of current production are capitalized. Commercial production is deemed to have commenced when management determines that the completion of operational commissioning of major mine and plant components is completed, operating results are being achieved consistently for a period of time and that there are indicators that these operating results will be continued. Mine development costs incurred to sustain current production are capitalized.

Upon sale or abandonment of any mineral interest, plant and equipment, the cost and related accumulated depreciation or accumulated depletion, are written off and any gains or losses thereon are included in the statement of operations.

Impairment of long-lived assets

The operation reviews the carrying values of its mineral interests, plant and equipment when changes in circumstances indicate that those carrying values may not be recoverable. Estimated future net cash flows are calculated using estimated recoverable reserves, estimated future commodity prices and the expected future operating and capital costs. An impairment loss is recognized when the carrying value of an asset held for use exceeds the sum of undiscounted future net cash flows. An impairment loss is measured as the amount by which the asset's carrying amount exceeds its fair value.

CONSOLIDATED FINANCIAL STATEMENTS   6

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

2     Significant accounting policies (CONTINUED)

Asset retirement obligations

The operation recognizes liabilities for statutory, contractual or legal obligations associated with the retirement of mineral property, plant and equipment, when those obligations result from the acquisition, construction, development or normal operation of the assets. Initially, the net present value of the liability for an asset retirement obligation is recognized in the period incurred. The net present value of the liability is added to the carrying amount of the associated asset and amortized over the asset's useful life. The liability is accreted over time through periodic charges to earnings and is reduced by actual costs of reclamation. Subsequent to the initial measurement, the asset retirement obligation is adjusted at the end of each year to reflect changes in the estimated future cash flows underlying the obligation.

Future income and mining taxes

The operation uses the liability method of accounting for income and mining taxes. Under the liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax losses and other deductions carried forward. For business acquisitions, the liability method results in a gross up of mining interests to reflect the recognition of the future tax liabilities for the tax effect of such differences.

Future tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled. A reduction in respect of the benefit of a future tax asset (a valuation allowance) is recorded against any future tax asset if it is not more likely than not to be realized. The effect on future tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period in which the change is substantively enacted.

Use of estimates

The preparation of financial statements in conformity with Canadian GAAP requires the operation's management to make estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and related notes to the consolidated financial statements. Actual results may differ from those estimates.

Significant estimates used in the preparation of these consolidated financial statements include, but are not limited to, the recoverability of accounts receivable and investments, impairment of mineral interests, plant and equipment, the provision for income taxes and composition of income tax assets and liabilities, and the anticipated costs of reclamation and closure cost obligations.

These combined financial statements have been prepared in accordance with Canadian generally accepted accounting principles for interim financial information, they follow the same accounting policies, and methods of application as the audited consolidated financial statements of the operation for the year ended December 31, 2008. Significant differences in the combined financial statements of net earnings between U.S. and Canadian GAAP are described in note 9 of these financial statements.

2.2   Adoption of new standards and recent accounting pronouncements

Mining exploration costs

In March 2009, the CICA issued EIC Abstract 174 - "Mining Exploration Costs" ("EIC-174") which supersedes EIC Abstract 126 - Accounting by Mining Enterprises for Exploration Costs ("EIC-126"), to provide additional guidance for mining exploration enterprises on the accounting for capitalization of exploration costs, when an assessment of impairment of these costs is required and conditions indicate impairment. EIC-174 is applicable for the operation's interim financial statements. The adoption of EIC-174 did not result in a material impact on the operation's interim financial statements.

CONSOLIDATED FINANCIAL STATEMENTS   7

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

3     Asset purchase

On June 3, 2007, Uranium One and Energy Metals Corporation ("EMC") entered into a definitive agreement whereby Uranium One agreed to acquire all of the issued and outstanding common shares and options to purchase common shares of EMC. The agreement was approved by the shareholders of EMC on July 31, 2007 and the acquisition was completed on August 10, 2007. Under the agreement, Uranium One exchanged 1.15 common shares of Uranium One for each common share of EMC. A total of 100,444,543 Uranium One common shares were issued in exchange for 87,343,081 EMC common shares.

The cost of the acquisition includes the fair value of the issuance of 100,444,543 Uranium One common shares at $10.09 per share, plus 8,382,546 stock options of Uranium One, of which 5,380,458 were exercisable at the date of acquisition, with an average exercise price of $8.14 per share and a fair value of the vested portion of $35.3 million plus Uranium One's transaction costs of $9.3 million for a total purchase price of $1,057.8 million.

The value of the Uranium One common shares issued was calculated using the share price of Uranium One's shares on the date of acquisition. The following weighted average assumptions were used for the Black-Scholes option pricing model for fair value of the stock options:

Risk-free interest rate 4.57%

Expected volatility of the share price 60%

Expected life 3.07 years

Dividend rate Nil

The transaction was accounted for as an asset purchase and the cost of each item of property, plant and equipment acquired as part of the group of assets acquired was determined by allocating the price paid for the group of assets to each item based on its relative fair value at the time of acquisition.

The Texas properties were part of the EMC acquisition. The amounts assigned to the net assets of the Texas properties acquired by Uranium One exceeded their historical cost by $37,272,805.

4     Accounts Receivable

	Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	(unaudited)

Prepayment	28,392	313,992	260,278
Other	-	166	3,500

	28,392	314,158	263,778

5     Mineral interests, plant and equipment

September 30, 2009 (unaudited)		Accumulated	Net carrying
	Cost	amortization	amount

Mineral interests	1,131,842	-	1,131,842
Plant and equipment	5,140,393	-	5,140,393

	6,272,235	-	6,272,235

December 31, 2008		Accumulated	Net carrying

	Cost	amortization	amount
Mineral interests	2,271,644	-	2,271,644
Plant and equipment	23,234,852	(1,364,500)	21,870,352

	25,506,496	(1,364,500)	24,141,996

December 31, 2007		Accumulated	Net carrying

	Cost	amortization	amount
Mineral interests	60,696,868	-	60,696,868
Plant and equipment	32,633,899	(629,265)	32,004,634

	93,330,767	(629,265)	92,701,502

CONSOLIDATED FINANCIAL STATEMENTS   8

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

5     Mineral interests, plant and equipment (Continued)

A summary by property of the net book value is as follows:

September 30, 2009 (unaudited)

	Non-depletable mineral interests	Plant and equipment	Total

Hobson Facility and La Palangana project	705,000	4,752,437	5,457,437
United States exploration projects	426,842	-	426,842
Corporate and other	-	387,956	387,956

Total	1,131,842	5,140,393	6,272,235

December 31, 2008

	Non-depletable mineral interests	Plant and equipment	Total

Hobson Facility and La Palangana project	705,000	21,321,223	22,026,223
United States exploration projects	1,566,644	-	1,566,644
Corporate and other	-	549,129	549,129

Total	2,271,644	21,870,352	24,141,996

December 31, 2007

	Non-depletable mineral interests	Plant and equipment	Total

Hobson Facility and La Palangana project	58,010,117	31,493,097	89,503,214
United States exploration projects	2,686,751	-	2,686,751
Corporate and other	-	511,537	511,537

Total	60,696,868	32,004,634	92,701,502

6     Accounts Payable and accrued liabilities

	Sep 30, 2009	Dec 31, 2008	Dec 31, 2007

	(unaudited)
Trade payables	17,303	291,087	1,267,719
Accruals	117,475	331,220	635,726
Other	-	-	2,991

	134,778	622,307	1,906,436

CONSOLIDATED FINANCIAL STATEMENTS   9

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

7     ASSET RETIREMENT OBLIGATIONS

	Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	(unaudited)

Opening balance	888,438	947,551	857,253
Incurred	-	-	19,059
Accretion expense	56,974	101,982	71,239
Revision	-	(161,095)	-

Closing balance	945,412	888,438	947,551

	Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	(unaudited)

Undiscounted and uninflated amount of estimated cash flows	1,409,950	1,409,950	1,409,950

Payable in years	11	12	9
Inflation rate	4%	4%	4%
Discount rate	8.5%	8.5%	8.5%

8     Cash flow information

	Nine months ended	Year ended	Year ended
	Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	(unaudited)

Changes in non-cash working capital excluding business combinations:
Decrease / (increase) in accounts and other receivables	285,766	(50,380)	(87,064)
(Decrease) / increase in accounts payable and accrued liabilities	(487,309)	(1,193,994)	1,496,165

	(201,543)	(1,244,374)	1,409,101

CONSOLIDATED FINANCIAL STATEMENTS   10

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

9     Differences in generally accepted accounting principles between canada and the united states

These financial statements are prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP"). The differences between Canadian GAAP and accounting principles generally accepted in the United States ("US GAAP") as they relate to these financial statements are summarized below"

		Combined Statement of Operations
		Nine months ended September 30, 2009
		(unaudited)

	Notes	Canadian GAAP	Adjustments	US GAAP

Exploration expense		(1,962,977)	-	(1,962,977)
Impairment of mineral interests, plant and equipment		(15,779,040)	1,785,843	(13,993,197)
Care and maintenance		(1,917,082)	-	(1,917,082)

Operating loss		(19,659,099)	1,785,843	(17,873,256)
Interest and other		8,288	-	8,288
Other		(886)	-	(886)

Loss from continuing operations before income taxes		(19,651,697)	1,785,843	(17,865,854)
Future income tax recovery		123,207	-	123,207

Net loss and comprehensive loss		(19,528,490)	1,785,843	(17,742,647)

		Combined Statement of Operations
		Year ended December 31, 2008

	Notes	Canadian GAAP	Adjustments	US GAAP

Exploration expense	(i)	(1,027,902)	(16,119,318)	(17,147,220)
Impairment of mineral interests, plant and equipment	(i)	(85,610,329)	40,508,028	(45,102,301)
Care and maintenance		(690,210)	-	(690,210)

Operating loss		(87,328,441)	24,388,710	(62,939,731)
Interest and other		88,467	-	88,467
Other		2,207	-	2,207

Loss from continuing operations before income taxes		(87,237,767)	24,388,710	(62,849,057)
Future income tax recovery		20,292,859	-	20,292,859

Net loss and comprehensive loss		(66,944,908)	24,388,710	(42,556,198)

		Combined Statement of Operations
		Year ended December 31, 2007

	Notes	Canadian GAAP	Adjustments	US GAAP

Exploration expense	(i)	-	(23,225,507)	(23,225,507)
Impairment of mineral interests, plant and equipment		-	-	-
Care and maintenance		-	-	-

Operating loss		-	(23,225,507)	(23,225,507)
Interest and other		26,273	-	26,273
Other		114	-	114

Income / loss from continuing operations before income taxes		26,387	(23,225,507)	(23,199,120)
Future income tax recovery		-	-	-

Net income / (loss) and comprehensive income / (loss)		26,387	(23,225,507)	(23,199,120)

CONSOLIDATED FINANCIAL STATEMENTS   11

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

9     Differences in generally accepted accounting principles between canada and the united states (continued)

		Combined Balance Sheet
		Nine months ended September 30, 2009
		(unaudited)

	Notes	Canadian GAAP	Adjustments	US GAAP

ASSETS
Current assets
Cash and cash equivalents		793	-	793
Accounts and other receivables		28,392	-	28,392

		29,185	-	29,185

Non-current assets
Mineral interests, plant and equipment		6,272,235	-	6,272,235
Asset retirement funds		1,825,696	-	1,825,696
Other assets		502,190	-	502,190

		8,600,121	-	8,600,121

Total assets		8,629,306	-	8,629,306

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities		134,778	-	134,778
Other current liabilities		90,354	-	90,354

		225,132	-	225,132

Non-current liabilities
Asset retirement obligations		945,412	-	945,412
Future income tax liabilities		48,910	-	48,910
Other long term liabilities		83,776	-	83,776

		1,078,098	-	1,078,098

Net Investments
Uranium One's net investment		7,326,076	-	7,326,076

		7,326,076	-	7,326,076

Total net investment and liabilities		8,629,306	-	8,629,306

CONSOLIDATED FINANCIAL STATEMENTS   12

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

9     Differences in generally accepted accounting principles between canada and the united states (continued)

		Combined Balance Sheet
		Year ended December 31, 2008

	Notes	Canadian GAAP	Adjustments	US GAAP

ASSETS
Current assets
Cash and cash equivalents		-	-	-
Accounts and other receivables		314,158	-	314,158

		314,158	-	314,158

Non-current assets
Mineral interests, plant and equipment	(i)	24,141,996	(1,785,843)	22,356,153
Asset retirement funds		1,734,548	-	1,734,548
Other assets		472,889	-	472,889

		26,349,433	(1,785,843)	24,563,590

Total assets		26,663,591	(1,785,843)	24,877,748

LIABILITIES
Current liabilities
Bank indebtedness		284,460	-	284,460
Accounts payable and accrued liabilities		622,307	-	622,307
Other current liabilities		90,135	-	90,135

		996,902	-	996,902

Non-current liabilities
Asset retirement obligations		888,438	-	888,438
Future income tax liabilities		172,118	-	172,118

		1,060,556	-	1,060,556

Net Investments
Uranium One's net investment	(i)	24,606,133	(1,785,843)	22,820,290

		24,606,133	(1,785,843)	22,820,290

Total net investment and liabilities		26,663,591	(1,785,843)	24,877,748

CONSOLIDATED FINANCIAL STATEMENTS   13

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

9     Differences in generally accepted accounting principles between canada and the united states (continued)

		Combined Balance Sheet
		Year ended December 31, 2007

	Notes	Canadian GAAP	Adjustments	US GAAP

ASSETS
Current assets
Cash and cash equivalents		93,640	-	93,640
Accounts and other receivables		263,778	-	263,778

		357,418	-	357,418

Non-current assets
Mineral interests, plant and equipment	(i)	92,701,502	(26,174,553)	66,526,949
Asset retirement funds		1,255,895	-	1,255,895
Other assets		217,495	-	217,495

		94,174,892	(26,174,553)	68,000,339

Total assets		94,532,310	(26,174,553)	68,357,757

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities		1,906,436	-	1,906,436

		1,906,436	-	1,906,436

Non-current liabilities
Asset retirement obligations		947,551	-	947,551
Future income tax liabilities		20,464,978	-	20,464,978

		21,412,529	-	21,412,529

Net Investments
Uranium One's net investment	(i)	71,213,345	(26,174,553)	45,038,792

		71,213,345	(26,174,553)	45,038,792

Total net investment and liabilities		94,532,310	(26,174,553)	68,357,757

CONSOLIDATED FINANCIAL STATEMENTS   14

Operations to be acquired by Uranium Energy Corp.
Notes to the Combined Financial Statements
As at September 30, 2009 (unaudited), December 31, 2008 and December 31, 2007
(in United States dollars)

9     Differences in generally accepted accounting principles between canada and the united states (continued)

		Combined Statement of Cash flows
		Nine months ended	Year ended	Year ended
		Sep 30, 2009	Dec 31, 2008	Dec 31, 2007
	Notes	(unaudited)

Cash flows (used in) / from operating activities under Canadian GAAP		(3,625,767)	(3,191,135)	1,435,488
Adjustments	(i)	-	(16,119,318)	(19,780,170)

Cash flows used in operating activities under US GAAP		(3,625,767)	(19,310,453)	(18,344,682)

Cash flows used in investing activities under Canadian GAAP		(113,236)	(17,524,659)	(19,780,170)
Adjustments	(i)	-	16,119,318	19,780,170

Cash flows (used in) / from investing activities under US GAAP		(113,236)	(1,405,341)	-

Cash flows from financing activities under Canadian GAAP		4,024,256	20,337,694	18,066,246
Adjustments		-	-	-

Cash flows from financing activities under US GAAP		4,024,256	20,337,694	18,066,246

(i) Mineral interests

Under Canadian GAAP, resource property acquisition costs and exploration costs may be deferred and amortized to the extent they meet certain criteria. Capitalized costs under Canadian GAAP are amortized on a unit-of-production basis based on proven, probable and the portion of mineralization expected to be classified as reserves.

Under US GAAP, exploration costs must be expensed as incurred unless the resource properties have proven and probable reserves at which time costs incurred to bring the mine into production are capitalized as development costs. Drilling and related costs in delineating an orebody and converting mineral resources to mineral reserves are expensed as exploration costs under US GAAP. Capitalized costs are then amortized on a unit-of-production basis based on proven and probable reserves rather than over the proven and probable reserves of the mine and the applicable portion of resources expected ultimately to be mined. This additional depletion and exploration expense is required to be recognized under US GAAP. For the purposes of the combined statements of cash flows, the exploration costs are classified as cash used in investing activities under Canadian GAAP and cash used in operations under US GAAP.

CONSOLIDATED FINANCIAL STATEMENTS   15

Schedule "B"

Unaudited pro forma consolidated financial statements of Uranium Energy Corp.

Unaudited pro forma consolidated financial statements of

Uranium Energy Corp.

(An exploration stage company)

Unaudited pro forma consolidated financial statements of
Uranium Energy Corp.
(An exploration stage company)

Overview

The following unaudited pro forma financial statements have been prepared on the basis of assumptions described in the notes thereto. The unaudited pro forma balance sheet was prepared as at October 31, 2009 as if the Acquisition as defined in Note 1 had occurred on October 31, 2009, and the unaudited pro forma statements of operations for the three months ended October 31, 2009 and for the year ended July 31, 2009 as if the Acquisition had occurred as of August 1, 2008. As described in Note 1, these pro forma consolidated financial statements have been prepared on the basis of accounting principles that Uranium Energy Corp. (the "Company") had in effect at the date of the announcement of the Acquisition. The unaudited pro forma consolidated financial statements are not necessarily indicative of what the financial position or results of operations would have been had the Acquisition occurred on the dates or for the periods indicated and do not purport to indicate future results of operations. In preparing the unaudited pro forma consolidated financial statements, no adjustments have been made to reflect ongoing costs or savings that may result from the Acquisition.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Uranium Energy Corp. for the year ended July 31, 2009 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, and the combined financial statements of the operations acquired by the Company for the nine months ended September 30, 2009 and the years ended December 31, 2008 and 2007 included in the filing.

# Uranium Energy Corp.

(An exploration stage company)

(In U.S. dollars)

(Unaudited)

| | Uranium Energy Corp. | Texas Properties | Note 2 | Pro forma adjustments | Uranium Energy Corp. consolidated pro forma |
|---|---|---|---|---|---|
| | $ | $ | | $ | $ |
| | (as at October 31, 2009) | (as at September 30, 2009) | | | (as at October 31, 2009) |
| **Assets** | | | | | |
| Current assets | | | | | |
| Cash and cash equivalents | 21,937,209 | 793 | (b) | (1,080,000) | 20,223,002 |
| | | | (c) | (635,000) | |
| Restricted cash | 15,805 | - | | - | 15,805 |
| Available-for-sale securities | 93,700 | - | | - | 93,700 |
| Accounts and interest receivable | 30,342 | 28,392 | | - | 58,734 |
| Prepaid expenses and deposits | 145,328 | - | | - | 145,328 |
| | 22,222,384 | 29,185 | | (1,715,000) | 20,536,569 |
| | | | | | |
| Mineral rights, properties and equipment | 12,954,900 | 6,272,235 | (a) | 1,977,204 | 24,881,739 |
| | | | (b) | 3,677,400 | |
| Databases | 674,844 | - | | - | 674,844 |
| Land use agreement | 359,336 | - | | - | 359,336 |
| Other assets | 150,000 | 2,327,886 | (a) | (502,190) | 2,675,696 |
| | | | (b) | 700,000 | |
| | 36,361,464 | 8,629,306 | | 4,137,414 | 49,128,184 |
| | | | | | |
| **Liabilities** | | | | | |
| Current liabilities | | | | | |
| Accounts payable and accrued liabilities | 766,301 | 225,132 | | - | 991,433 |
| Due to related parties | 51,033 | - | | - | 51,033 |
| | 817,334 | 225,132 | | - | 1,042,466 |
| | | | | | |
| Asset retirement obligation | - | 945,412 | (b) | 2,200,000 | 3,145,412 |
| Future income tax liabilities | - | 48,910 | (a) | (48,910) | - |
| Other non-current liabilities | - | 83,776 | | - | 83,776 |
| | 817,334 | 1,303,230 | | 2,151,090 | 4,271,654 |
| | | | | | |
| **Stockholders' equity** | | | | | |
| Common stock | 56,851 | - | (a) | 2,500 | 59,661 |
| | | | (b) | 310 | |
| Additional paid-in-capital | 95,627,370 | - | (a) | 8,847,500 | 105,571,960 |
| | | | (b) | 1,097,090 | |
| Deficit accumulated during the exploration stage | (60,201,191) | - | (c) | (635,000) | (60,836,191) |
| Accumulated other comprehensive income | 61,100 | - | | - | 61,100 |
| Uranium One's net investment | - | 7,326,076 | (a) | (7,326,076) | - |
| | 35,544,130 | 7,326,076 | | 1,986,324 | 44,856,530 |
| | 36,361,464 | 8,629,306 | | 4,137,414 | 49,128,184 |

# Uranium Energy Corp.

(An exploration stage company)

(In U.S. dollars)

(Unaudited)

| | Uranium Energy Corp. | Texas Properties | Note 2 | Pro forma adjustments | Uranium Energy Corp. consolidated pro forma |
|---|---|---|---|---|---|
| | $ | $ | | $ | $ |
| | (three months ended October 31, 2009) | (three months ended September 30, 2009) | | | (three months ended October 31, 2009) |
| Expenses | | | | | |
| Consulting fees | 69,872 | - | | - | 69,872 |
| Consulting fees - stock-based | 1,469,396 | - | | - | 1,469,396 |
| Depreciation, amortization and accretion | 137,184 | - | (e) | 70,772 | 207,956 |
| Exploration | - | 378,055 | | - | 378,055 |
| General and administrative | 935,192 | 673,251 | | - | 1,608,443 |
| Impairment loss on mineral properties | - | 5,756,439 | (d) | (5,756,439) | - |
| Interest and finance charges | - | - | | - | - |
| Management fees | 201,372 | - | | - | 201,372 |
| Management fees - stock-based | 1,960,000 | - | | - | 1,960,000 |
| Mineral property expenditures | 852,610 | - | | - | 852,610 |
| Professional fees | 306,849 | - | | - | 306,849 |
| Wages and benefits - stock-based | 384,531 | - | | - | 384,531 |
| | 6,317,006 | 6,807,745 | | (5,685,667) | 7,439,084 |
| Loss before other items | (6,317,006) | (6,807,745) | | (5,685,667) | (7,439,084) |
| Other items | | | | | |
| Interest income | 10,517 | 4,241 | | - | 14,758 |
| Other income | 10,218 | - | | - | 10,218 |
| Loss on sale of assets | (1,456) | - | | - | (1,456) |
| Gain on sale of investments | - | - | | - | - |
| | 19,279 | 4,241 | | - | 23,520 |
| Loss before income taxes | (6,297,727) | (6,803,504) | | (5,685,667) | (7,415,564) |
| Deferred tax benefit | - | 47,484 | | - | 47,484 |
| **Net loss for the period** | (6,297,727) | (6,756,020) | | (5,685,667) | (7,368,080) |
| Loss per share | | | | | |
| Basic and diluted | (0.11) | - | | - | (0.12) |
| Weighted average number of shares outstanding | | | | | |
| Basic and diluted | 56,561,182 | | (a) | 2,500,000 | 59,371,182 |
| | | | (b) | 310,000 | |

# Uranium Energy Corp.

(An exploration stage company)

(In U.S. dollars)

(Unaudited)

| | Uranium Energy Corp. | Texas Properties | Note 2 | Pro forma adjustments | Uranium Energy Corp. consolidated pro forma |
|---|---|---|---|---|---|
| | $ | $ | | $ | $ |
| | (year ended July 31, 2009) | (12 months ended June 30, 2009) | | | (year ended July 31, 2009) |
| Expenses | | | | | |
| Consulting fees | 220,332 | - | | - | 220,332 |
| Consulting fees - stock-based | 810,823 | - | | - | 810,823 |
| Depreciation, amortization and accretion | 526,251 | - | (e) | 283,087 | 809,338 |
| Exploration | - | 9,878,385 | | - | 9,878,385 |
| General and administrative | 3,768,042 | 1,934,041 | | - | 5,702,083 |
| Impairment loss on mineral properties | 1,223,038 | 55,124,904 | (d) | (55,124,904) | 1,223,038 |
| Interest and finance charges | - | - | | - | - |
| Management fees | 744,684 | - | | - | 744,684 |
| Management fees - stock-based | 262,500 | - | | - | 262,500 |
| Mineral property expenditures | 4,666,272 | - | | - | 4,666,272 |
| Professional fees | 680,111 | - | | | 680,111 |
| Wages and benefits - stock-based | 666,281 | - | | - | 666,281 |
| | 13,568,334 | 66,937,330 | | (54,841,817) | 25,663,847 |
| Loss before other items | (13,568,334) | (66,937,330) | | (54,841,817) | (25,663,847) |
| Other items | | | | | |
| Interest income | 54,600 | 89,483 | | - | 144,083 |
| Other income | 24,528 | 140 | | - | 24,668 |
| Loss on sale of assets | (14,370) | - | | - | (14,370) |
| Gain on sale of investments | - | - | | - | - |
| | 64,758 | 89,623 | | - | 154,381 |
| Loss before income taxes | (13,503,576) | (66,847,707) | | (54,841,817) | (25,509,466) |
| Deferred tax benefit | - | 20,368,584 | | - | 20,368,584 |
| **Net loss for the period** | (13,503,576) | (46,479,123) | | (54,841,817) | (5,140,882) |
| Loss per share | | | | | |
| Basic and diluted | (0.29) | - | | - | (0.12) |
| Weighted average number of shares outstanding | | | | | |
| Basic and diluted | 47,358,056 | | (a) | 2,500,000 | 50,168,056 |
| | | | (b) | 310,000 | |

Uranium Energy Corp.
(An exploration stage company)
Notes to the pro forma consolidated financial statements
October 31, 2009
(In U.S. dollars)
(Unaudited)

1.        Basis of presentation

The unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP") in effect for the periods presented.

On December 18, 2009, Uranium Energy Corp. (the "Company") closed its acquisition of a 100% ownership interest in the South Texas Mining Venture, LLP ("STMV"), a Texas limited liability partnership and other mineral properties located in Texas (the "Texas Properties") as described in Notes 2 (a) and 2 (b) (the "Acquisition").

The unaudited pro forma consolidated financial statements include:

  An unaudited pro forma consolidated balance sheet as at October 31, 2009 prepared from the Company's unaudited balance sheet as at October 31, 2009 and the unaudited combined balance sheet of the Texas Properties as at September 30, 2009, which reflects the Acquisition as if it occurred on October 31, 2009;

  An unaudited pro forma consolidated statement of operations for the three months ended October 31, 2009 prepared from the Company's unaudited statement of operations prepared in accordance with US GAAP for the three months ended October 31, 2009 and the unaudited combined statement of operations of the Texas Properties prepared in accordance with US GAAP for the three months ended September 30, 2009, which reflects the Acquisition as if it had occurred on August 1, 2008; and

  An unaudited pro forma consolidated statement of operations for the year ended July 31, 2009 prepared from the Company's audited consolidated statement of operations prepared in accordance with US GAAP for the year ended July 31, 2009 and the unaudited combined financial statements of the Texas Properties prepared in accordance with US GAAP for the 12 months ended June 30, 2009, which reflects the Acquisition as if it had occurred on August 1, 2008.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto of the Company. In the opinion of management, these unaudited pro forma consolidated financial statements include all adjustments necessary for a fair presentation.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the financial position or results of operations would have been had the Acquisition occurred on the dates or for the periods indicated and do not purport to indicate future results of operations. In preparing the unaudited pro forma consolidated financial statements, no adjustments have been made to reflect ongoing costs or savings that may result from the Acquisition.

2.        Pro forma assumptions

These unaudited pro forma consolidated financial statements incorporate the following assumptions and adjustments:

(a)        On December 18, 2009, the Company purchased from URN Resources Inc., a wholly owned subsidiary of Uranium One Inc., all of the outstanding securities of URN Texas GP, LLC and URN South Texas Project, Ltd., the 99% joint venture partner of the South Texas Mining Venture, L.L.P., a Texas limited liability partnership, in exchange for 2,500,000 shares of restricted common stock of the Company.

Uranium Energy Corp.
(An exploration stage company)
Notes to the pro forma consolidated financial statements
October 31, 2009
(In U.S. dollars)
(Unaudited)

2.        Pro forma assumptions (continued)

(a)        (continued)

The value assigned to the Company's common stock issued was $3.54 per share based on the market value at December 18, 2009.

The amounts assigned to the net assets acquired are as follows:

The pro forma adjustment is to adjust the carrying value of the Texas Properties net assets to the amounts above and to eliminate Uranium One's historical net investment in the Texas Properties. The adjustment is as follows:

The pro forma income statements have been prepared as if the above acquisition had taken place as at August 1, 2008. Accordingly, the adjustments explained in paragraphs (d) and (e) have been made.

Uranium Energy Corp.
(An exploration stage company)
Notes to the pro forma consolidated financial statements
October 31, 2009
(In U.S. dollars)
(Unaudited)

2.        Pro forma assumptions (continued)

(b)        On December 18, 2009, the Company, contemporaneously with the transaction described in paragraph (a), acquired certain assets of Everest Exploration, Inc. ("Everest") including Everest's 1% interest in STMV, Everest's agreement to cancel its prior royalty interest applicable to STMV and Everest's agreement to allow the Company to continue to rent or lease certain equipment being used in connection with the same (the "Asset Acquisition"). The consideration for the Everest assets was:

(i)        200,000 shares of restricted common stock of the Company;

(ii)       a cash payment of $1,000,000 to be used, in part, for reclamation work to be performed by Everest for the Tex-1 and Mount Lucas Uranium Projects;

(iii)      a further cash payment of any funds remaining from the proposed $2,200,000 of reclamation funds devoted to the reclamation of the Tex-1 and Mount Lucas Uranium Projects, subsequent to the successful completion of the reclamation work; and

(iv)       the entering into of two consulting agreements with Everest principals providing for cash payments aggregating $80,000 and stock issuances for an aggregate of 110,000 restricted shares of the Company's common stock. These consulting agreements form part of the acquisition and are not considered to be compensation.

The aggregate consideration paid to Everest for the Asset Acquisition is $2,177,400 which comprises 310,000 shares of restricted common stock valued at $3.54 and cash payments of $1,080,000. In addition, the Company is assuming an asset retirement obligation of $2,200,000 less reclamation deposits of $700,000.

The acquisition of the assets of Everest is recorded as an asset purchase as follows:

(c)        The Company incurred transaction costs of $635,000. These costs have a one time impact as a direct result of the transaction and consequently in accordance with regulation S-X Rule 11-02(b)(5) have not been recorded as a proforma adjustment to the income statement. Since they are directly attributable to the transaction and factually supportable, but non-recurring they have been reflected in the pro forma balance sheet as pro forma adjustments to equity. The Company also concluded that the reduction in interest income on the $1,080,000 as a result of the transaction occurring at the beginning of the fiscal period resented was not material.

(d)        Proforma adjustments to the statement of operations include adjustments based on the allocated purchase price acquired. Accordingly, the impairment losses recorded by STMV were reversed.

(e)        The Company has also recorded an accretion expense of $70,772 for the three months ended October 31, 2009 and $283,087 for the year ended July 31, 2009 in connection with the assumed asset retirement obligation as explained in notes (a) and (b).